Exhibit 10.8

FORWARD PURCHASE AGREEMENT

This Forward Purchase Agreement (this “Agreement”) is entered into as of , 2021, among Northern Genesis Acquisition Corp. II, a Delaware corporation (the “Company”) and Northern Genesis Capital LLC, a Delaware limited liability company (“NGC”).

WHEREAS, the Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”);

WHEREAS, the Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a draft registration statement on Form S-1 (File No. 333-251639) (the “Registration Statement”) for its initial public offering (“IPO”) of units (the “Public Units”) at a price of $10.00 per Public Unit (the “IPO Unit Price”), each comprised of one share of common stock of the Company, par value $0.0001 per share (the “Common Stock,” and the shares of Common Stock included in the Public Units, the “Public Shares”), and one-third of one redeemable warrant, where each whole redeemable warrant is exercisable to purchase one share of Common Stock at an exercise price of $11.50 per share (the “Warrants,” and the Warrants included in the Public Units, the “Public Warrants”);

WHEREAS, following the closing of the IPO (the “IPO Closing”), the Company will seek to identify and consummate a Business Combination; and

WHEREAS, the parties wish to enter into this Agreement, pursuant to which in connection with and effective immediately prior to the closing of the Company’s initial Business Combination, the Company shall issue and sell to NGC and/or one or more members of NGC or affiliates thereof that are identified in the Confirmation (as defined herein) and execute and deliver to the Company a Purchaser Joinder (as defined herein) (each of NGC and any such person, a “Purchaser”), and the Purchasers shall purchase from the Company, on a private placement basis, the Forward Purchase Securities (as defined below) determined pursuant to the terms hereof, on the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.       Commitment.

1.1.       Agreement to Sell and Purchase. Subject to the terms and conditions hereof, the Purchasers hereby commit, severally as specified in the Confirmation and not jointly, to purchase from the Company, and the Company hereby agrees to issue and sell to the Purchasers, in the aggregate, up to $[●] (the “Maximum Amount”) of either (at the Company’s sole option) (a) forward purchase units (each, a “Forward Purchase Unit”) at a price per Forward Purchase Unit equal to the IPO Unit Price, each such Forward Purchase Unit consisting of one share of Common Stock (a “Forward Purchase Share”) and one-sixth of one redeemable Warrant (each such whole Warrant, a “Forward Purchase Warrant”), or (b) Forward Purchase Shares at a price of $9.75 per Forward Purchase Share (such Forward Purchase Shares priced at $9.75 per share, or the Forward Purchase Units, as the case may be, the “Forward Purchase Securities”). All obligations of the Purchasers under this Agreement shall be several and not joint.

1.2.       Terms of the Forward Purchase Securities. Except as provided in Section 3 below, following the consummation of the Business Combination (a) each Forward Purchase Share shall have the same terms as a Public Share, (b) each Forward Purchase Warrant shall have the same terms as a Public Warrant; and (c) each Forward Purchase Unit shall have the same terms as a Public Unit except that a Forward Purchase Unit shall include only one-sixth, rather than one-third, of a Warrant. For the avoidance of doubt, neither the Forward Purchase Shares nor any other Forward Purchase Securities constitute “IPO Shares” as defined in the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) and, as such, do not have any rights of redemption, rights to conversion into cash, or rights to any liquidating distributions from any funds held in the trust account to be established by the Company for the benefit of the Company’s public stockholders upon the IPO Closing (the “Trust Account”).

1.3.       Consent and Confirmation by NGC.

1.3.1.       The obligation of the Purchasers to purchase the Forward Purchase Securities at the Closing (defined below) is subject to, among other conditions specified below, NGC delivering to the Company, no later than five (5) days after receipt of notification that the board of directors of the Company (the “Board”) will meet to consider entering into a definitive acquisition agreement for a Business Combination, written notice (a “Confirmation”) of the Purchasers’ irrevocable written consent (each in its capacity as a Purchaser under this Agreement and not as a stockholder), signed by each Purchaser, confirming the Purchasers’ commitment to purchase Forward Purchase Securities and specifying (a) the aggregate dollar amount (up to the Maximum Amount) of Forward Purchase Securities that the Purchasers shall purchase at Closing (as defined below) (such specified amount, the “Purchase Price”), and (b) the identity of each Purchaser and the amount of the Purchase Price allocated to, and to be paid by, such Purchaser. Each of NGC and any member or affiliate thereof may grant or withhold any such Confirmation at its sole discretion.

1.3.2.       Prior to entering into any definitive agreement setting forth the terms and conditions of, and binding the Company to effect (subject to any conditions and qualifications set forth in such agreement), a Business Combination (a “Business Combination Agreement”), the Company shall give written notice to NGC stating its bona fide intention to enter into a Business Combination Agreement. The Company will provide NGC with applicable materials and information to evaluate whether to provide a Confirmation, including the material terms of the transaction and any other information reasonably requested by NGC with respect to the proposed Business Combination, such materials and information to be provided subject to the terms of a non-disclosure agreement to be entered between the Company, NGC and its applicable members (or affiliates thereof) in accordance with applicable law (including Regulation FD under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and the Company’s contractual obligations; provided, that the Company shall have the right to refuse to provide any such materials or information if, in the opinion of the Company, acting reasonably and in good faith having received the advice of counsel, the provision of such materials or information could violate applicable laws or regulations or result in any waiver of legal privilege of the Company; and provided, further, that if the target entity’s equity or debt securities are traded on a securities exchange or over-the-counter market, prior to providing such materials and information, the Company will first provide only the name of the potential target to a legal or compliance person designated by NGC or by its applicable member or affiliate thereof in writing as authorized to receive such information so that the recipient can determine if it has an internal restriction on the receipt of such materials or information. In addition, at the election of NGC, the Company will use commercially reasonable efforts to allow NGC to attend or participate in due diligence sessions with and/or meetings with management of the target entity in a potential Business Combination, subject, in each case, to NGC entering into a non-disclosure agreement with the applicable target entity in a potential Business Combination and complying with other applicable rules and procedures established by such target entity.

1.4.       Designation of Forward Purchase Securities by the Company. If NGC has delivered a Confirmation to the Company in accordance with Section 1.3.1, then at least ten (10) business days prior to the Closing (defined below), the Company will provide written notice to NGC specifying whether the Forward Purchase Securities to be issued and sold to the Purchasers shall consist of Forward Purchase Units or Forward Purchase Shares.

2.       Closing and Closing Conditions.

2.1.       Closing of the Sale and Purchase of Securities. The consummation and settlement of the purchase and sale of the Forward Purchase Securities hereunder (the “Closing”) shall be held on the same date as the closing of the Business Combination (the “Closing Date”) and shall be effective upon or immediately prior to the effective time of the closing of the Business Combination. At the Closing, the Company will issue to the Purchasers the Forward Purchase Securities in accordance with the allocation set forth in the Confirmation, each registered in the name of the applicable Purchaser, against delivery of the applicable portion of the Purchase Price in cash via wire transfer to an account specified in writing by the Company no later than three (3) business days prior to the Closing.

2.2.       Conditions to the Company’s Closing Obligations. The obligation of the Company to issue and sell the Forward Purchase Securities at the Closing under this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which, to the extent permitted by applicable law, may be waived by the Company:

2.2.1.       Business Combination Closing. The Business Combination shall be consummated substantially concurrently with the purchase of the Forward Purchase Securities.

2.2.2.       Representations and Warranties Correct. The representations and warranties made by the Purchasers in Section 6.1 hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) with the same force and effect as if they had been made on and as of said date.

2.2.3.       Performance of Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

2.2.4.       No Injunction. No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by the Purchasers of the Forward Purchase Securities.

2.2.5.       Purchaser Joinders. Each Purchaser (other than NCA) shall have executed a joinder to this Agreement, in form and substance reasonably acceptable to the Company, pursuant to which such Purchaser confirms (as to such Purchaser) all representations and warranties of a “Purchaser” herein and agrees (severally and not jointly with any other Purchaser) to be bound by and to perform or observe all covenants, agreements obligations and restrictions applicable to a “Purchaser” hereunder in respect of the portion of the Forward Purchase Securities allocated to such Purchaser pursuant to the Confirmation (each, a “Purchaser Joinder”).

2.3.       Conditions to the Purchaser’s Closing Obligations. The obligation of the Purchasers to purchase the Forward Purchase Securities at the Closing under this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which, to the extent permitted by applicable law, may be waived by the Purchasers:

2.3.1.       Purchaser Confirmation. NGC shall have delivered its irrevocable written Confirmation to the Company in accordance with Section 1.3.1, and each Purchaser identified therein shall have executed and delivered to the Company a Purchaser Joinder.

2.3.2.       Board Approval of Business Combination. The Business Combination shall have been approved by a majority of the members of the Board and a majority of the independent directors of the Board.

2.3.3.       Business Combination Closing. The Business Combination shall be consummated substantially concurrently with the purchase of the Forward Purchase Securities.

2.3.4.       Blue Sky. The Company shall have obtained all necessary “blue sky” law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Forward Purchase Securities.

2.3.5.       Representations and Warranties Correct. The representations and warranties made by the Company in Section 6.2 hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) with the same force and effect as if they had been made on and as of said date.

2.3.6.       Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

2.3.7.       No Injunction. No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by any Purchaser of the Forward Purchase Securities.

3.       Restrictions on Transfer; Registration Rights.

3.1.       Securities Law Restrictions. The Forward Purchase Securities are being offered and sold pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and can be offered, sold or transferred only pursuant to registration under the Securities Act or an available exemption from registration under the Securities Act. Each Purchaser hereby agrees not to offer, sell, or transfer all or any part of the Forward Purchase Securities unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to such Forward Purchase Securities proposed to be transferred shall then be effective or (b) the Company has received an opinion of counsel for the Company that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the SEC thereunder and under all applicable state securities laws. All certificates representing the Forward Purchase Securities shall have endorsed thereon a legend substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL, IS AVAILABLE.”

3.2.       Registration Rights. The Purchasers and any subsequent holder of the Forward Purchase Securities sold and purchased hereunder will be entitled to registration rights with respect to such Forward Purchase Securities pursuant to terms agreed between NGC and the Company and to be set forth in a registration rights agreement to be executed and delivered by the Company and NGC (and any other parties thereto) on or prior to the IPO Closing (the “Registration Rights Agreement”).

3.3.       No Short Sales. Each Purchaser hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will engage in any Short Sales with respect to securities of the Company prior to the Business Combination closing. For purposes of this Section 3.3, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

4.       Additional Agreements and Acknowledgements.

4.1.       Board Observers. The Company agrees that, from the effective time of the Registration Statement until consummation of the Business Combination, NGC shall have the right to designate two (2) observers to the Board, each of which shall have the right to receive notice of and to attend any and all meetings of the Board during such period, but neither of which shall have the right to vote on any matter that shall come before the Board or otherwise have any powers of a member of the Board. The Company shall take any such actions as necessary to give effect to the foregoing.

4.2.       No Vote on Business Combination. The Purchasers acknowledge and agree that if the Company seeks stockholder approval of a proposed Business Combination, the Forward Purchase Securities shall not be issued and outstanding as of the record date for any stockholder meeting at which such vote shall be held and, as such, none of the Forward Purchase Securities shall be entitled to vote at any such meeting on the Business Combination or any other matter on which a vote is held thereat.

4.3.       No Rights to Redemption or Liquidating Distributions. The Purchasers acknowledge and agree that the issuance and sale of the Forward Purchase Securities to each Purchaser, if any, is pursuant to a private placement of such securities and not pursuant to the IPO (and as such, no Forward Purchase Securities constitute “IPO Shares” as defined in the Certificate of Incorporation), and is conditioned upon the substantially concurrent closing of a Business Combination. As such, the Purchasers further acknowledge and agree that (a) neither any Purchaser nor any other holder of any Forward Purchase Securities is entitled to participate with respect to any Forward Purchase Securities in any tender offer conducted by the Company in connection with any Business Combination, (b) neither any Purchaser nor any other holder of any Forward Purchase Securities is entitled to elect to have any such Forward Purchase Securities converted into or redeemed for cash in connection with any Business Combination or any amendment of the Certificate of Incorporation, and (c) neither any Purchaser nor any other holder of any Forward Purchase Securities is entitled to participate with respect to any Forward Purchase Securities in any liquidating distributions from the Trust Account.

4.4.       Waiver of Claims Against Trust. Each Purchasers hereby acknowledges that it is aware that the Company will establish the Trust Account for the benefit of the Company’s public stockholders upon the IPO Closing. Each Purchaser hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, except for redemption and liquidation rights, if any, such Purchaser may have in respect of any Public Shares that may be held by such Purchaser from time to time. Each Purchaser hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, such Purchaser may have in respect of any Public Shares held by such Purchaser from time to time. In the event any Purchaser has any Claim against the Company under this Agreement, such Purchaser shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account.

4.5.       Disclosure. The Purchasers hereby acknowledge and consent to the disclosure of the existence and terms of this Agreement, including without limitation in the Registration Statement and the filing of this Agreement with the SEC as an exhibit to the Registration Statement.

5.       Termination.

5.1.       This Agreement may be terminated at any time prior to the Closing by mutual written consent of the Company and NGC, and shall terminate automatically without further action by any party if:

5.1.1.       the IPO is not consummated on or prior to May 31, 2021;

5.1.2.       the Business Combination is not consummated within 24 months from the IPO Closing, including any extensions beyond such term effected pursuant to the terms of the Certificate of Incorporation; or

5.1.3.       any Purchaser or the Company becomes subject to any voluntary or involuntary petition under the United States federal bankruptcy laws or any state insolvency law, in each case which is not withdrawn within sixty (60) days after being filed, or a receiver, fiscal agent or similar officer is appointed by a court for business or property of such party, in each case which is not removed, withdrawn or terminated within sixty (60) days after such appointment.

5.2.       In the event of any termination of this Agreement pursuant to this Section 5, any amount of the Purchase Price paid by any Purchaser prior to such termination shall be promptly returned to such Purchaser (without interest), and thereafter this Agreement shall forthwith become null and void and have no effect, without any liability on the part of any Purchaser or the Company and all rights and obligations of each party shall cease; provided, however, that nothing contained in this Section 5 shall relieve any party from liabilities or damages arising out of any fraud or willful breach by such party prior to such termination of any of its representations, warranties, covenants or agreements contained in this Agreement.

6.       Representations and Warranties.

6.1.       Representations and Warranties of each Purchaser. Except for the specific representations and warranties contained in this Section 6.1 and in any certificate or agreement delivered pursuant hereto, no Purchaser nor any person acting on behalf of any Purchaser nor any affiliate of any Purchaser (the “Purchaser Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to any Purchaser or this offering, and the Purchaser Parties disclaim any such representation or warranty. Each Purchaser, severally and not jointly, hereby represents and warrants to the Company as follows:

6.1.1.       Organization and Authority. Such Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. All entity action on the part of such Purchaser necessary for the authorization, execution, delivery, and performance of this Agreement by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby has been taken. This Agreement, when executed and delivered by the Company, will constitute the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

6.1.2.       No Conflicts or Consents. The execution, delivery and performance of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby do not violate, conflict with or constitute a default under (a) the organizational documents of such Purchaser, (b) any agreement, indenture or instrument to which such Purchaser is a party, (c) any law, statute, rule or regulation to which such Purchaser is subject, or (d) any agreement, order, judgment or decree to which such Purchaser is subject. No governmental, administrative or other third-party consents or approvals are required, necessary or appropriate on the part of such Purchaser in connection with the transactions contemplated by this Agreement.

6.1.3.       No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting such Purchaser which (a) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (b) question the validity or legality of any of such transactions or seek to recover damages or to obtain other relief in connection with any such transactions.

6.1.4.       Adequacy of Funds. At the time of the Closing, such Purchaser will have available to it sufficient funds to satisfy its obligations under this Agreement.

6.1.5.       No Brokers. No broker, finder or similar intermediary has acted for or on behalf of such Purchaser or any of its respective affiliates in connection with this Agreement or the transactions contemplated hereby and no broker, finder, agent or similar intermediary is entitled to any broker’s, finder’s or similar fee or other commission in connection therewith.

6.1.6.       Experience, Financial Capability and Suitability. Such Purchaser is: (a) sophisticated in financial and tax matters and is able to evaluate the risks and benefits of the investment in the Forward Purchase Securities and (b) able to bear the economic and tax risk of its investment in the Forward Purchase Securities for an indefinite period of time because the Forward Purchase Securities have not been registered under the Securities Act and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Such Purchaser must bear the economic and tax risk of this investment until the Forward Purchase Securities are sold pursuant to an effective registration statement under the Securities Act or an exemption from such registration available with respect to such sale. Such Purchaser is able to bear the economic and tax risks of an investment in the Forward Purchase Securities and to afford a complete loss of such Purchaser’s investment in the Forward Purchase Securities.

6.1.7.       Access to Information; Independent Investigation. Prior to the execution of this Agreement, such Purchaser has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. In determining whether to make this investment, such Purchaser has relied solely on such Purchaser’s own knowledge and understanding of the Company and its business based upon such Purchaser’s own due diligence investigation and the information furnished pursuant to this paragraph.

6.1.8.       Accredited Investor. Such Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act and acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption applicable to “accredited investors” or similar exemptions under federal and state law.

6.1.9.       Investment Purposes. Such Purchaser is purchasing the Forward Purchase Securities solely for investment purposes and not with a view towards the further distribution or dissemination thereof. Such Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.

6.1.10.       Certain Acknowledgments. Such Purchaser understands that (a) no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Forward Purchase Securities; (b) no public market now exists for the Forward Purchase Securities, and the Company has made no assurances that a public market will ever exist for the Forward Purchase Securities; and (c) its agreement to purchase the Forward Purchase Securities involves a high degree of risk which could cause such Purchaser to lose all or part of its investment.

6.1.11.       Restrictions on Transfer; Shell Company. Such Purchaser understands that (A) the Forward Purchase Securities are being offered in a transaction not involving a public offering within the meaning of the Securities Act, (B) the Forward Purchase Securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act and any certificates representing the Forward Purchase Securities will contain a legend in respect of such restrictions, (C) the Forward Purchase Securities can be offered, sold or transferred only pursuant to registration under the Securities Act or an available exemption from such registration, and as a condition precedent to any such transfer, such Purchaser may be required to deliver to the Company an opinion of counsel satisfactory to the Company, and (D) because the Company is a shell company, Rule 144 may not be available to such Purchaser for the resale of the Forward Purchase Securities until one (1) year following the filing of a Form 8-K announcing the consummation of the Business Combination.

6.1.12.       Residence. Such Purchaser’s principal place of business is the office or offices located at the address of such Purchaser set forth on the signature page to this Agreement or any Purchaser Joinder, as applicable.

6.1.13.       Affiliation of Certain FINRA Members. Such Purchaser is neither a person associated nor affiliated with any underwriter of the IPO or, to its actual knowledge, any other member of the Financial Industry Regulatory Authority (“FINRA”) that is participating in the IPO.

6.1.14.       Non-Reliance. Except for the specific representations and warranties expressly made by the Company in Section 6.2 of this Agreement and in any certificate or agreement delivered pursuant hereto, such Purchaser has not relied and is not relying upon any other representations or warranties that may have been made by any of the Company Parties (defined below) in connection with the transactions contemplated by this Agreement.

6.2.       Representations and Warranties of the Company. Except for the specific representations and warranties contained in this Section 6.2 and in any certificate or agreement delivered pursuant hereto, none of the Company, any person on behalf of the Company or any of the Company’s other affiliates (collectively, the “Company Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company, this offering, the proposed IPO or a potential Business Combination, and the Company Parties disclaim any such representation or warranty. The Company hereby represents and warrants to each Purchaser and agrees with each Purchaser as follows:

6.2.1.       Organization and Authority. The Company is duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. All entity action on the part of the Company necessary for the authorization, execution, delivery, and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby has been taken. This Agreement, when executed and delivered by NGC, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

6.2.2.       No Conflicts or Consents. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (a) the organizational documents of the Company, (b) any agreement, indenture or instrument to which the Company is a party, (c) any law, statute, rule or regulation to which the Company is subject, or (d) any agreement, order, judgment or decree to which the Company is subject. Assuming the accuracy of the representations and warranties made by the Purchasers in this Agreement, no governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of the Company in connection with the transactions contemplated by this Agreement, other than such state “blue sky,” FINRA and New York Stock Exchange consents and approvals as may be required.

6.2.3.       No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting the Company which (a) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (b) question the validity or legality of any such transactions or seek to recover damages or to obtain other relief in connection with any such transactions.

6.2.4.       Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Forward Purchase Securities and (assuming the Company issues Forward Purchase Units hereunder) the securities issuable upon exercise of the Forward Purchase Warrants, when issued in accordance with the terms of the Forward Purchase Warrants and this Agreement will be duly and validly issued, fully paid and non-assessable, as applicable. Upon issuance in accordance with, and payment by or on behalf of a Purchaser pursuant to, the terms hereof, such Purchaser will have or receive good title to such Forward Purchase Securities, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions under federal and state securities laws, and (b) liens, claims or encumbrances imposed due to the actions of such Purchaser.

6.2.5.       No General Solicitation. No form of general solicitation or general advertising within the meaning of Regulation D of the Securities Act was used by the Company or any of its representatives in connection with the offer and sale of the Forward Purchase Securities.

6.2.6.       No Disqualifying Event. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii-iv) or (d)(3), is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

6.2.7.       No Brokers. No broker, finder or similar intermediary has acted for or on behalf of the Company or any of its respective affiliates in connection with this Agreement or the transactions contemplated hereby and no broker, finder, agent or similar intermediary is entitled to any broker’s, finder’s or similar fee or other commission in connection therewith.

6.2.8.       Non-Reliance. Except for the specific representations and warranties expressly made by the Purchasers in Section 6.1 and in any certificate or agreement delivered pursuant hereto, the Company has not relied and is not relying upon any other representations or warranties that may have been made by any of the Purchaser Parties in connection with the transactions contemplated by this Agreement.

7.       General.

7.1.       Further Assurances. The Company and the Purchasers agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

7.2.       Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications sent to any Purchaser shall be sent to such Purchaser at the address set forth on the signature page to this Agreement, and to the Company shall be sent to the following address, or in either case to such other address as such party my specify by written notice to the other party:

Northern Genesis Acquisition Corp. II

4801 Main Street, Suite 1000

Kansas City, MO 64112

Attn: Chief Financial Officer

Email: ken.manget@northerngenesis.com

with a copy to the Company’s counsel at:

Husch Blackwell LLP

4801 Main Street, Suite 100

Kansas City, Missouri 64112

Attn: James G. Goettsch

E-mail: jim.goettsch@huschblackwell.com

7.3.       Entire Agreement. This Agreement, together with the Registration Rights Agreement and any other agreements that are delivered pursuant hereto or referenced herein, constitute the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

7.4.       Amendments; Waivers. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by the Company and NGC and may be waived only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, and any such waiver shall be effective only in the specific instance and for the purpose for which it was given and shall not constitute a continuing waiver.

7.5.       Assignment. The rights and obligations under this Agreement may not be assigned by any of the parties hereto without the prior written consent of the other party, except as expressly provided herein.

7.6.       No Third-Party Beneficiaries. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

7.7.       Governing Law; Jurisdiction. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof. Each party hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, irrevocably submits to such jurisdiction, and waives any objection that such courts represent an inconvenient forum.

7.8.       Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

7.9.       No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between any parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

7.10.       Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

7.11.       Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

7.12.       Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first set forth above.

NGC:

NORTHERN GENESIS CAPITAL LLC

By:	/s/
Name:
Title:

Address for Notices: Northern Genesis Capital LLC 4801 Main Street, Suite 1000 Kansas City, Missouri 64112 Attention: Managing Member Email: ian.robertson@northerngenesis.com

COMPANY:

NORTHERN GENESIS ACQUISITION CORP. II

By:	/s/
Name:
Title:

[Signature Page to Forward Purchase Agreement]